ACCESSIT [GRAPHIC OMITTED]
(973) 290-0080                          55 MADISON AVENUE, MORRISTOWN, NJ  07960
--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE


           GALAXY THEATRES LATEST CHAIN TO CONTRACT WITH CHRISTIE/AIX
                   FOR INSTALLATION OF DIGITAL CINEMA SYSTEMS

MORRISTOWN, N.J., MARCH 16, 2006 -- ACCESS INTEGRATED TECHNOLOGIES, INC. ("ACCESSIT") (AMEX: AIX) today announced that Galaxy Theatres (www.galaxytheaters.com), a rapidly-expanding independent exhibitor, has signed a contract with Christie/AIX, a wholly owned subsidiary of ACCESSIT, for the installation of state-of-the-art digital cinema systems on 67 of their screens . Galaxy's theatres operations are located in 4 states, including California, Washington, Texas and Nevada. Galaxy is the fourth chain, including the 2,300-screen Carmike national circuit, to contract with ACCESSIT for its conversion to digital cinema.

Chuck Goldwater, President and COO of Christie/AIX, commented: "Signing Galaxy, a fast-growing and innovative West Coast exhibitor, underscores our strategy of serving both large national and independent regional chains in the conversion to digital technology. As Galaxy continues to expand, digital cinema, with its superior image quality and ability to provide important revenue-generating alternative content, including 3-D, will give exhibitors new opportunities to create a competitive edge."

"Galaxy was quick to realize the tremendous benefit digital cinema could offer our customers in terms of visual excitement and programming flexibility and, as such, has been a long-time digital advocate," said Rafe Cohen, President of Galaxy Theatres, Inc. "After carefully evaluating various options, it was clear that Christie/AIX's plan offered us the most commercially-proven and fully integrated solution - from projectors and media players to content distribution and management technologies. Importantly, all of this impressive technology is supported by years of real-world experience operating 2K digital systems deployed at theatres across the country."

"The value of digital cinema goes well beyond its breath-taking visuals, playing an important role in enhancing an exhibitor's brand and business model, something clearly recognized by Galaxy. We look forward to working with Galaxy as they expand their business with market-proven DLP Cinema(R) technology from Christie," stated Craig Sholder, Vice President, Entertainment Solutions, Christie USA

The first systems are expected to be deployed at Galaxy's California and Nevada locations and are expected to be fully operational for feature movie presentations by May, 2006. The deployment in Nevada locations will represent the first in the state. Total digital conversion of existing Galaxy multiplexes is scheduled for completion by mid-2007.

ACCESSIT's Christie/AIX unit serves as the funding vehicle and administrator for the company's 4,000-screen digital cinema rollout plan, which has expanded significantly from the number of screens originally announced in June 2005. Christie/AIX will act as the financing intermediary between content-owners -- major studios and independent distributors, among others -- and exhibitors who will receive turnkey, Digital Cinema systems in conformance with DCI specifications, including 2K DLP Cinema(R) projectors and related hardware and software. To date, Christie/AIX has been contracted to install more than 2,400 systems in thirty-nine states and has completed the rollout of close to 180 screens for exhibitors including Emagine and UltraStar and Carmike Cinemas.

ACCESS INTEGRATED TECHNOLOGIES, INC. (ACCESSIT) is the industry leader in offering a fully managed storage and electronic delivery service for owners and distributors of digital content to movie theaters and other venues. Its studio-backed 4,000 screen ongoing deployment of digital systems is the first and the largest of its kind in the world. Supported by a robust platform of fail-safe Internet data centers, ACCESSIT is able to leverage the market-leading role of its Theatrical Distribution System (TDS) with its innovative digital delivery capabilities and in-theatre software systems to provide the highest level of technology available to enable the emerging Digital Cinema industry to transition from film without changing workflows. For more information on ACCESSIT, visit WWW.ACCESSITX.COM.

CHRISTIE is a leader in visual solutions for world-class organizations, offering diverse applications for business, entertainment, and industry. A leading innovator in film projection since 1929 and a pioneer in projection systems since 1979, Christie has established a global reputation as a total service provider and the world's


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single source  manufacturer of a variety of display  technologies and solutions.
Christie offers comprehensive solutions for cinema, large audience venues, control rooms, business presentations, training facilities, 3D and Virtual
Reality,   simulation  and  education  as  well  as  industrial  and  government environments. For more information on Christie's cinema solutions and to find a theatre with Christie DLP Cinema(R) projectors, visit www.christiedigital.com.

ABOUT GALAXY THEATRES, LLC:
Galaxy Theatres, LLC is a fully integrated movie theatre company. Privately owned, it is ranked, by size, in the top 10% of its industry, according to the National Theatre Association. Formed in 1998, its focus is to capitalize on emerging growth opportunities in selected markets of the western United States. As of the end of 2005, Galaxy Theatres LLC Principals will have been involved in developing and/or operating theatres totaling more than 146 screens. Galaxy Theatres' Film Studio Relationships include Buena Vista Pictures, Castle Hill Productions, Columbia Pictures, Disney Studios, DreamWorks Pictures, Fox Searchlight Pictures, Lions Gate Films, MGM Studios, Miramax Films, New Line Pictures, Paramount Pictures, Trimark Pictures, Twentieth Century Fox, Universal Pictures, and Warner Bros. Films.

Galaxy Theatres Cannery, located at 2121 East Craig Road, North Las Vegas inside the Cannery Casino & Hotel, features a 14-screens multiplex, with seven high-end projector systems with DLP Cinema(R) technology. For more information, visit galaxytheatres.com. To advertise on Galaxy movie screens, visit www.adsonthewall.com.

SAFE HARBOR STATEMENT
Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of ACCESSIT officials during presentations about ACCESSIT, along with ACCESSIT's filings with the Securities and Exchange Commission, including ACCESSIT 's registration statements, quarterly reports on Form 10-QSB and annual report on Form 10-KSB, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects", "anticipates", "intends", "plans", "could", "might",
"believes", "seeks", "estimates" or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by ACCESSIT's management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about ACCESSIT, its technology, economic and market factors and the industries in which ACCESSIT does business, among other things. These statements are not guarantees of future performance and ACCESSIT undertakes no specific obligation or intention to update these statements after the date of this release.
DLP Cinema(R) is a registered trademark of Texas Instruments Inc.


                                    # # #
Contact:

Suzanne Tregenza Moore                    Michael Glickman
ACCESSIT                                  The Dilenschneider Group
55 Madison Avenue                         212.922.0900
Suite 300
Morristown, NJ  07960
www.accessitx.com

Dorina Belu                               Renee Rietgraf
Christie                                  Preferred Public Relations & Marketing
519.749.3323                              702-254-5704
dorina.belu@christiedigital.com           renee@preferredpublicrelations.com
www.christiedigital.com